Exhibit 10.1






                      AGREEMENT AND PLAN OF SHARE EXCHANGE

                                 BY AND BETWEEN


                     CHINA ENERGY SAVINGS TECHNOLOGY, INC.,
                              a Nevada corporation,

                                       and

                            EUROFAITH HOLDINGS, INC.,
                      a British Virgin Islands corporation





                                November 16, 2004


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                      AGREEMENT AND PLAN OF SHARE EXCHANGE

     This Agreement and Plan of Share Exchange, dated as of November 16, 2004 (this "Agreement"), is made and entered into by and among China Energy Savings Technology, Inc., a Nevada corporation ("CESV") and Eurofaith Holdings, Inc., a British Virgin Islands corporation ("Eurofaith").

     WHEREAS, the respective Boards of Directors of CESV and Eurofaith have adopted resolutions approving and adopting the proposed share exchange (the "Exchange") upon the terms and conditions hereinafter set forth in this Agreement;

     WHEREAS, Eurofaith owns 15 shares or 15% of all of the issued and outstanding capital stock of Starway Management Limited, a British Virgin Islands corporation ("Starway");

     WHEREAS, the Exchange shall be 15 shares or 15% of all the issued and outstanding capital stock of Starway (the "Starway Shares") for 3,346,100 shares of the common stock of CESV;

     WHEREAS, it is intended that the terms and conditions of this Agreement comply in all respects with Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations corresponding thereto, so that the Exchange shall qualify as a tax free reorganization under the Code;

     NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE 1
                                  THE EXCHANGE

     1.1 THE EXCHANGE. Upon the terms and subject to the conditions hereof, at the Closing (as hereinafter defined), Eurofaith will sell, convey, assign, transfer and deliver to CESV one or more stock certificates representing 15 shares or 15% of the issued and outstanding capital stock of Starway, and CESV will issue to Eurofaith or its designees, in exchange for such Starway Shares, one or more stock certificates representing 3,346,100 shares of CESV common stock (the "CESV Shares").

     1.2 CLOSING. The closing of the Exchange (the "Closing") shall take place on or before November 30, 2004, or on such other date as may be mutually agreed upon by the parties. Such date is referred to herein as the "Closing Date."

                                    ARTICLE 2
                     REPRESENTATIONS AND WARRANTIES OF CESV

     CESV hereby represents and warrants to Eurofaith as follows:

     2.1 ORGANIZATION. CESV has been duly incorporated, is validly existing as a corporation and is in good standing under the laws of its jurisdiction of incorporation, and has the requisite power to carry on its business as now conducted.

     2.2 CERTAIN CORPORATE MATTERS. CESV is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its properties, the employment of its personnel or the conduct of its business

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requires it to be so  qualified,  except  where the  failure to be so  qualified would not have a material adverse effect on CESV's financial condition, results of operations or business. CESV has full corporate power and authority and all authorizations, licenses and permits necessary to carry on the business in which it is engaged and to own and use the properties owned and used by it, except where such failure would not have a material adverse effect on CESV business.

     2.3 AUTHORITY RELATIVE TO THIS AGREEMENT. CESV has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement by CESV and the consummation by CESV of the transactions contemplated hereby have been duly authorized by the Board of Directors of CESV and no other actions on the part of CESV are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by CESV and constitutes a valid and binding agreement of CESV, enforceable against CESV in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

     2.4 CONSENTS AND APPROVALS; NO VIOLATIONS. Except for requirements of applicable law, no filing with, and no permit, authorization, consent or approval of, any third party, public body or authority is necessary for the consummation by CESV of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement by CESV nor the consummation by CESV of the transactions contemplated hereby, nor compliance by CESV with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of the organizational documents of CESV, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which CESV is a party or by which it or its properties or assets may be bound or
(c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to CESV, or any of its properties or assets, except in the case of clauses (b) and (c) for violations, breaches or defaults which are not in the aggregate material to CESV taken as a whole.

     2.5 DISCLOSURE. The representations and warranties and statements of fact made by CESV in this Agreement are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES
                                  OF EUROFAITH

     Eurofaith hereby represents and warrants to CESV as follows:

     3.1 ORGANIZATION. Eurofaith has been duly incorporated, is validly existing as a corporation and is in good standing under the laws of its jurisdiction of incorporation, and has the requisite power to carry on its business as now conducted.

     3.2 OWNERSHIP OF THE STARWAY SHARES. Eurofaith owns, beneficially and of record, good and marketable title to the Starway Shares, free and clear of all


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security interests,  liens,  adverse claims,  encumbrances,  equities,  proxies, options or stockholders' agreements. At the Closing, Eurofaith will convey to CESV good and marketable title to the Starway Shares, free and clear of any security interests, liens, adverse claims, encumbrances, equities, proxies, options, stockholders' agreements or restrictions.

     3.3 CERTAIN CORPORATE MATTERS. Eurofaith is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its properties, the employment of its personnel or the conduct of its business requires it to be so qualified, except where the failure to be so qualified would not have a material adverse effect on Eurofaith's financial condition, results of operations or business. Eurofaith has full corporate power and authority and all authorizations, licenses and permits necessary to carry on the business in which it is engaged and to own and use the properties owned and used by it, except where such failure would not have a material adverse effect on Eurofaith's business.

     3.4 AUTHORITY RELATIVE TO THIS AGREEMENT. Eurofaith has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement by Eurofaith and the consummation by Eurofaith of the transactions contemplated hereby have been duly authorized by the Board of Directors of Eurofaith and no other actions on the part of Eurofaith are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Eurofaith and constitutes a valid and binding agreement of Eurofaith, enforceable against Eurofaith in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

     3.5 CONSENTS AND APPROVALS; NO VIOLATIONS. Except for requirements of applicable law, no filing with, and no permit, authorization, consent or approval of, any third party, public body or authority is necessary for the consummation by Eurofaith of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement by Eurofaith nor the consummation by Eurofaith of the transactions contemplated hereby, nor compliance by Eurofaith with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of the organizational documents of Eurofaith, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which Eurofaith is a party or by which it or its properties or assets may be bound or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Eurofaith, or any of its properties or assets, except in the case of clauses (b) and (c) for violations, breaches or defaults which are not in the aggregate material to Eurofaith taken as a whole.

     3.6 RESTRICTED SECURITIES. Eurofaith acknowledge that the CESV Shares will not be registered pursuant to the Securities Act of 1933, as amended (the "Securities Act") or any applicable state securities laws, that the CESV Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the CESV Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. In this regard, Eurofaith is familiar with Rule 144

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promulgated  under the Securities  Act, as currently in effect,  and understands the resale limitations imposed thereby and by the Securities Act.

     3.7 ACCREDITED INVESTOR. Eurofaith is an "Accredited Investor" as that term is defined in rule 501 of Regulation D promulgated under the Securities Act. Eurofaith is able to bear the economic risk of acquiring the CESV Shares pursuant to the terms of this Agreement, including a complete loss of Eurofaith's investment in the CESV Shares. Eurofaith (together with his, her and/or its advisors) has such knowledge and experience in business, financial and tax matters including, in particular, investing in private placements of securities in entities similar to CESV, so as to enable them to utilize the information made available to them to: (i) evaluate the merits and risks of an investment in CESV and to make an informed investment decision with respect thereto; and (ii) to reasonably be assumed to have the capacity to protect Eurofaith's own interests in connection with the transaction contemplated by this Agreement. Eurofaith represents that it has a pre-existing personal or business relationship with CESV or any of its managers, officers or controlling persons. The term "pre-existing personal or business relationship" includes any relationship consisting of personal or business contacts of a nature and duration which would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the person with whom the relationship exists. With the exception of direct communication to CESV by an officer, director, agent or employee of CESV, Eurofaith did not become aware of this offering, through or as the result of any public or promotional seminar or meeting to which Eurofaith was invited by, or any solicitation of a subscription by, a person not previously known to Eurofaith in connection with investments in securities generally. Eurofaith is acquiring the CESV Shares as principal and not by any other person. Eurofaith is acquiring the CESV Shares for investment purposes only for an indefinite period, and not with a view to the sale or distribution of any part or all thereof, by public or private sale or other disposition. No person other than Eurofaith will have any interest, beneficial or otherwise, in the CESV Shares, and Eurofaith is not obligated to transfer the CESV Shares to any other person nor does Eurofaith have any agreement or understanding to do so. During the course of the transaction contemplated by this Agreement, and before acquiring the CESV Shares, Eurofaith and/or its advisors had the opportunity, to the extent they determined to be necessary or relevant in order to verify the accuracy of the information they received about CESV, to ask questions and receive answers concerning the terms and conditions of this Agreement, an investment in the CESV Shares, and the business of CESV and its finances, to review all documents, books and records of CESV and to the extent Eurofaith and/or its advisors availed themselves of this opportunity, received satisfactory information and answers.

     3.6 LEGEND. Eurofaith acknowledges that the certificate(s) representing the CESV Shares shall each conspicuously set forth on the face or back thereof a legend in substantially the following form:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.



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                                    ARTICLE 4
                              CONDITIONS TO CLOSING

     4.1 CONDITIONS TO OBLIGATIONS OF CESV. The obligations of CESV under this Agreement shall be subject to each of the following conditions:

          (a)  CLOSING  DELIVERIES.   At  the  Closing,   Eurofaith  shall  have
delivered or caused to be delivered to CESV the following:

               (i) resolutions duly adopted by the Board of Directors of Eurofaith authorizing and approving the Exchange and the execution, delivery and performance of this Agreement;

               (ii) certificate representing the Starway Shares bearing the name of the CESV or as otherwise instructed by the counsel of CESV;

               (iii) this Agreement duly executed by Eurofaith;

               (iv) such other documents as CESV may reasonably request in connection with the transactions contemplated hereby.

          (b) REPRESENTATIONS AND WARRANTIES TO BE TRUE. The representations and warranties of Eurofaith herein contained shall be true in all material respects at the Closing with the same effect as though made at such time. Eurofaith shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing.

     4.2 CONDITIONS TO OBLIGATIONS OF EUROFAITH. The obligations of Eurofaith under this Agreement shall be subject to each of the following conditions:

          (a)  CLOSING  DELIVERIES.   On  the  Closing  Date,  CESV  shall  have
delivered to Eurofaith the following:

               (i)  resolutions  duly  adopted by the Board of Directors of CESV
authorizing  and  approving  the  Exchange  and  the  execution,   delivery  and
performance of this Agreement

               (ii) one or more certificates representing the CESV Shares to be delivered pursuant to this Agreement;

               (iii) this Agreement duly executed by CESV; and

               (iv) such other documents as Eurofaith may reasonably request in connection with the transactions contemplated hereby.

          (b) REPRESENTATIONS AND WARRANTIES TO BE TRUE. The representations and warranties of CESV herein contained shall be true in all material respects at the Closing with the same effect as though made at such time. CESV shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing.



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                                    ARTICLE 5
                               GENERAL PROVISIONS

     5.1 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) on the same day if delivered personally, (ii) upon receipt if sent by overnight courier or (iii) upon receipt if mailed by registered or certified mail (postage prepaid and return receipt requested) to the party to whom the same is so delivered, sent or mailed at addresses set forth on the signature page hereof (or at such other address for a party as shall be specified by like notice).

     5.2 INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to Sections and Articles refer to sections and articles of this Agreement unless otherwise stated.

     5.3 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties shall negotiate in good faith to modify this Agreement to preserve each party's anticipated benefits under this Agreement.

     5.4 MISCELLANEOUS. This Agreement (together with all other documents and instruments referred to herein): (a) constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof; (b) except as expressly set forth herein, is not intended to confer upon any other person any rights or remedies hereunder and (c) shall not be assigned by operation of law or otherwise, except as may be mutually agreed upon by the parties hereto.

     5.5 SEPARATE COUNSEL. Each party hereby expressly acknowledges that it has been advised to seek its own separate legal counsel for advice with respect to this Agreement, and that no counsel to any party hereto has acted or is acting as counsel to any other party hereto in connection with this Agreement.

     5.6 GOVERNING LAW; VENUE. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada, U.S.A. Any and all actions brought under this Agreement shall be brought in the state and/or federal courts of the United States sitting in the City of Los Angeles, California and each party hereby waives any right to object to the convenience of such venue.

     5.7 COUNTERPARTS AND FACSIMILE SIGNATURES. This Agreement may be executed in two or more counterparts, which together shall constitute a single agreement. This Agreement and any documents relating to it may be executed and transmitted to any other party by facsimile, which facsimile shall be deemed to be, and utilized in all respects as, an original, wet-inked document.

     5.8 AMENDMENT. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by all parties hereto.

     5.9 PARTIES IN INTEREST: NO THIRD PARTY BENEFICIARIES. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives,


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successors and assigns of the parties hereto. This Agreement shall not be deemed to confer upon any person not a party hereto any rights or remedies hereunder.

     5.10 WAIVER. No waiver by any party of any default or breach by another party of any representation, warranty, covenant or condition contained in this Agreement shall be deemed to be a waiver of any subsequent default or breach by such party of the same or any other representation, warranty, covenant or condition. No act, delay, omission or course of dealing on the part of any party in exercising any right, power or remedy under this Agreement or at law or in equity shall operate as a waiver thereof or otherwise prejudice any of such party's rights, powers and remedies. All remedies, whether at law or in equity, shall be cumulative and the election of any one or more shall not constitute a waiver of the right to pursue other available remedies.

     5.11 EXPENSES. At or prior to the Closing, the parties hereto shall pay all of their own expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel and financial advisers.

                               [SIGNATURES FOLLOW]



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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CHINA ENERGY SAVINGS TECHNOLOGY, INC.,     EUROFAITH HOLDINGS INC.,
a Nevada corporation                       a British Virgin Island corporation


By: /s/ Sun Li                             By: /s/ Sim Lai Fun
    ----------------------------------         ---------------------------------
Name: Sun Li                               Name: Sim Lai Fun
Title: Chief Executive Officer             Title: Sole Director
Address: Suite 3203A, 32/F.,               Address: Suite 3203A, 32/F.
         Central Plaza,                             Central Plaza,
         18 Harbour Road,                           18 Harbour Road,
         Wanchai,                                   Wanchai,
         Hong Kong                                  Hong Kong




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